SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 26, 2001
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




       OHIO                       File No. 1-5964                 23-0334400
   --------------                ------------------            ---------------
   (State or other               (Commission File              (IRS Employer
   jurisdiction of               Number)                       Identification
   incorporation)                                              Number)


           P.O. Box 834, Valley Forge, Pennsylvania      19482


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On July 26, 2001, IKON Office Solutions, Inc. (the "Company" or "IKON") announced results for the third quarter of fiscal year 2001. The Company's press release dated July 26, 2001 containing further detail is attached.

This news release includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to the Company's outlook for the fourth quarter and the full fiscal year and the Company's long-term investments and growth. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements. Certain additional risks and uncertainties are set forth in IKON's 2000 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c. The following exhibits are furnished in accordance with the provisions of
Item 601 of Regulation S-K:

(99)     Press Release dated July 26, 2001

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        IKON OFFICE SOLUTIONS, INC.




                                        By:  /s/ WILLIAM S. URKIEL
                                             ------------------------------
                                                 William S. Urkiel
                                                 Senior Vice President and
                                                 Chief Financial Officer



Dated:  August 3, 2001